                                                                    Exhibit 99.1


      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, 2001-1 and 2002-1 Report for the Month Ended October 31, 2002

I.    Noteholder Information

A.    Identification of Notes

      Series      Description                                                    Cusip #              Due Date
      ------------------------------------------------------------------------------------------------------------------
      1999-1A     Senior Auction Rate Notes..................................... 280907AP1........... December 1, 2035
      1999-1B     Senior Auction Rate Notes..................................... 280907AQ9........... December 1, 2035
      1999-1C     Subordinate Auction Rate Notes................................ 280907AR7........... December 1, 2035
      2000-1A     Senior Auction Rate Notes..................................... 280907AS5........... December 1, 2035
      2000-1B     Senior Auction Rate Notes..................................... 280907AT3........... December 1, 2035
      2000-1C     Subordinate Auction Rate Notes................................ 280907AU0........... December 1, 2035
      2001-1A     Senior Auction Rate Notes..................................... 280907AV8........... December 1, 2035
      2001-1B     Senior Auction Rate Notes..................................... 280907AW6........... December 1, 2035
      2001-1C     Subordinate Auction Rate Notes................................ 280907AX4........... December 1, 2035
      2002-1A     Senior Auction Rate Notes..................................... 280907AY2........... December 1, 2035
      2002-1B     Senior Auction Rate Notes..................................... 280907AZ9........... December 1, 2035
      2002-1C     Subordinate Auction Rate Notes................................ 280907BA3........... December 1, 2035

B.    Notification of Redemption Call of Notes

      Series 1999-1:
        None
      Series 2000-1:
        None
      Series 2001-1:
        None
      Series 2002-1:
        None

C.    Principal Outstanding - October, 2002
      -------------------------------------

                            Principal         Principal         Principal           Principal
                         Outstanding,          Borrowed          Payments        Outstanding,
      Series           Start of Month      During Month      During Month        End of Month
      ----------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A       $ 78,000,000.00             $0.00             $0.00     $ 78,000,000.00
        1999-1B         39,000,000.00              0.00              0.00       39,000,000.00
        1999-1C          9,300,000.00              0.00              0.00        9,300,000.00
                  ---------------------------------------------------------------------------
        Total          126,300,000.00              0.00              0.00      126,300,000.00
                  ---------------------------------------------------------------------------
      Series 2000-1:
        2000-1A         54,100,000.00              0.00              0.00       54,100,000.00
        2000-1B         54,100,000.00              0.00              0.00       54,100,000.00
        2000-1C         22,000,000.00              0.00              0.00       22,000,000.00
                  ---------------------------------------------------------------------------
        Total          130,200,000.00              0.00              0.00      130,200,000.00
                  ---------------------------------------------------------------------------
      Series 2001-1:
        2001-1A         79,000,000.00              0.00              0.00       79,000,000.00
        2001-1B         79,000,000.00              0.00              0.00       79,000,000.00
        2001-1C         23,800,000.00              0.00              0.00       23,800,000.00
                  ---------------------------------------------------------------------------
        Total          181,800,000.00              0.00              0.00      181,800,000.00
                  ---------------------------------------------------------------------------
      Series 2002-1:
      2002-1A           82,700,000.00              0.00              0.00       82,700,000.00
      2002-1B           82,700,000.00              0.00              0.00       82,700,000.00
      2002-1C           24,500,000.00              0.00              0.00       24,500,000.00
                  ---------------------------------------------------------------------------
        Total          189,900,000.00              0.00              0.00      189,900,000.00
                  ---------------------------------------------------------------------------
      Totals          $628,200,000.00             $0.00             $0.00     $628,200,000.00
                  ===========================================================================

D.    Accrued Interest Outstanding - October, 2002

                     Accrued Interest             Interest             Interest    Accrued Interest             Interest
                         Outstanding,              Accrued             Payments        Outstanding,           Rate As Of
      Series           Start of Month         During Month         During Month        End of Month         End Of Month
      -------------------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A           $ 54,925.00        $  129,241.67        $  118,300.00         $ 65,866.67             1.90000%
        1999-1B             27,180.83            64,815.83            58,543.33           33,453.33             1.93000%
        1999-1C              6,884.58            16,086.42            14,828.33            8,142.67             1.97000%
                  ---------------------------------------------------------------------------------
        Total               88,990.41           210,143.92           191,671.66          107,462.67
                  ---------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A             54,250.28            88,183.00            79,947.78           62,485.50             1.89000%
        2000-1B             33,902.67            87,807.30            79,106.22           42,603.75             1.89000%
        2000-1C             23,802.78            38,163.89            35,077.78           26,888.89             2.00000%
                  ---------------------------------------------------------------------------------
        Total              111,955.73           214,154.19           194,131.78          131,978.14
                  ---------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A             23,041.67           139,698.33           129,033.33           33,706.67             1.92000%
        2001-1B            108,405.56           130,986.38           235,332.22            4,059.72             1.85000%
        2001-1C              6,941.67            42,773.88            38,873.33           10,842.22             2.05000%
                  ---------------------------------------------------------------------------------
        Total              138,388.90           313,458.59           403,238.88           48,608.61
                  ---------------------------------------------------------------------------------
      Series 2002-1:
      2002-1A               51,825.33           134,525.34           125,244.56           61,106.11             1.90000%
      2002-1B               51,825.33           134,042.92           155,476.00           30,392.25             1.89000%
      2002-1C               16,741.67            43,244.54            50,225.00            9,761.21             2.04900%
                  ---------------------------------------------------------------------------------
        Total              120,392.33           311,812.80           330,945.56          101,259.57
                  ---------------------------------------------------------------------------------
      Totals              $459,727.37        $1,049,569.50        $1,119,987.88         $389,308.99
                  =================================================================================

E.    Net Loan Rates for Next Interest Period

                      Interest Period
      Series            Starting Date        Net Loan Rate
      -----------------------------------------------------
      Series 1999-1:
        1999-1A             11-Dec-02                6.18%
        1999-1B             11-Dec-02                6.03%
        1999-1C             11-Dec-02                6.09%
      Series 2000-1:
        2000-1A             05-Dec-02                6.02%
        2000-1B             12-Dec-02                6.22%
        2000-1C             05-Dec-02                5.71%
      Series 2001-1:
        2001-1A             19-Dec-02                6.19%
        2001-1B             28-Nov-02                5.99%
        2001-1C             19-Dec-02                5.91%
      Series 2002-1:
      2002-1A               13-Dec-02       Not Applicable
      2002-1B               20-Dec-02       Not Applicable
      2002-1C               20-Dec-02       Not Applicable

F.    Noteholders' Carry-Over Amounts - October, 2002

                           Carry-Over                                              Carry-Over
                             Amounts,          Additions           Payments          Amounts,
      Series           Start of Month       During Month       During Month      End of Month
      ----------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00              $0.00              $0.00             $0.00
        1999-1B                  0.00               0.00               0.00              0.00
        1999-1C                  0.00               0.00               0.00              0.00
                  ---------------------------------------------------------------------------
        Total                    0.00               0.00               0.00              0.00
                  ---------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00               0.00               0.00              0.00
        2000-1B                  0.00               0.00               0.00              0.00
        2000-1C                  0.00               0.00               0.00              0.00
                  ---------------------------------------------------------------------------
        Total                    0.00               0.00               0.00              0.00
                  ---------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00               0.00               0.00              0.00
        2001-1B                  0.00               0.00               0.00              0.00
        2001-1C                  0.00               0.00               0.00              0.00
                  ---------------------------------------------------------------------------
        Total                    0.00               0.00               0.00              0.00
                  ---------------------------------------------------------------------------
      Series 2002-1:
      2002-1A                    0.00               0.00               0.00              0.00
      2002-1B                    0.00               0.00               0.00              0.00
      2002-1C                    0.00               0.00               0.00              0.00
                  ---------------------------------------------------------------------------
        Total                    0.00               0.00               0.00              0.00
                  ---------------------------------------------------------------------------
      Totals                    $0.00              $0.00              $0.00             $0.00
                  ===========================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - October, 2002

                              Accrued           Interest           Interest           Accrued
                            Interest,            Accrued           Payments         Interest,
      Series           Start of Month       During Month       During Month      End of Month
      ----------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00              $0.00              $0.00             $0.00
        1999-1B                  0.00               0.00               0.00              0.00
        1999-1C                  0.00               0.00               0.00              0.00
                  ---------------------------------------------------------------------------
        Total                    0.00               0.00               0.00              0.00
                  ---------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00               0.00               0.00              0.00
        2000-1B                  0.00               0.00               0.00              0.00
        2000-1C                  0.00               0.00               0.00              0.00
                  ---------------------------------------------------------------------------
        Total                    0.00               0.00               0.00              0.00
                  ---------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00               0.00               0.00              0.00
        2001-1B                  0.00               0.00               0.00              0.00
        2001-1C                  0.00               0.00               0.00              0.00
                  ---------------------------------------------------------------------------
        Total                    0.00               0.00               0.00              0.00
                  ---------------------------------------------------------------------------
      Series 2002-1:
      2002-1A                    0.00               0.00               0.00              0.00
      2002-1B                    0.00               0.00               0.00              0.00
      2002-1C                    0.00               0.00               0.00              0.00
                  ---------------------------------------------------------------------------
        Total                    0.00               0.00               0.00              0.00
                  ---------------------------------------------------------------------------
      Totals                    $0.00              $0.00              $0.00             $0.00
                  ===========================================================================

II.   Fund Information

A.    Reserve Funds - October, 2002

                                                                                             Amount
                                                                                --------------------
      Balance, Start of Month...................................................      $9,423,000.00
      Additions During Month (From Issuance of Notes)...........................               0.00
      Less Withdrawals During Month.............................................               0.00
                                                                                -------------------
      Balance, End of Month.....................................................      $9,423,000.00
                                                                                ===================

B.    Capitalized Interest Accounts - October, 2002

                                                                                             Amount
                                                                                -------------------
      Balance, Start of Month...................................................              $0.00
      Additions During Month (From Issuance of Notes)...........................               0.00
      Less Withdrawals During Month.............................................               0.00
                                                                                -------------------
      Balance, End of Month.....................................................              $0.00
                                                                                ===================

C.    Acquisition Accounts - October, 2002

                                                                                             Amount
                                                                                -------------------
      Balance, Start of Month...................................................    $ 25,562,325.39
      Additions During Month:
        Acquisition Funds from Note Issuance....................................               0.00
        Recycling from Surplus Funds............................................       4,576,004.38
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired......................................................               0.00
        Accrued Income..........................................................               0.00
        Premiums and Related Acquisition Costs..................................               0.00
      Less Withdrawals for Eligible Loans:
        Total Principal Acquired............................     (28,217,294.15)
        Origination Fees Charged............................           3,591.30
        Premiums and Related Acquisition Costs..............        (484,458.65)
                                                            -------------------
        Net Costs of Loans Acquired.............................................     (28,698,161.50)
                                                                                -------------------
      Balance, End of Month.....................................................    $  1,440,168.27
                                                                                ===================

D.    Alternative Loan Guarantee Accounts - October, 2002

                                                                                             Amount
                                                                                --------------------
      Balance, Start of Month...................................................    $  3,525,932.52
      Additions During Month (Initial Purchase of Student Loans)................               0.00
      Guarantee Fees Received (Refunded) During Month...........................         251,187.55
      Interest Received During Month............................................           3,391.38
      Other Additions During Month..............................................          10,212.17
      Less Withdrawals During Month for Default Payments........................        (246,775.51)
                                                                                -------------------
      Balance, End of Month.....................................................    $  3,543,948.11
                                                                                ===================

III.  Student Loan Information

A.    Student Loan Principal Outstanding - October, 2002

                                                                                             Amount
                                                                                -------------------
      Balance, Start of Month.................................................      $569,559,920.37
      Initial Purchase of Eligible Loans......................................                 0.00
      Loans Purchased / Originated............................................        28,217,294.15
      Capitalized Interest....................................................           485,507.36
      Less Principal Payments Received........................................       (11,731,296.36)
      Less Defaulted Alternative Loans Transferred............................          (238,673.97)
      Other Increases (Decreases).............................................            (8,274.68)
                                                                                -------------------
      Balance, End of Month...................................................      $586,284,476.87
                                                                                ===================

B.    Composition of Student Loan Portfolio as of October 31, 2002

                                                                                             Amount
                                                                                -------------------
      Aggregate Outstanding Principal Balance.................................      $586,284,476.87
      Number of Borrowers.....................................................               94,852
      Average Outstanding Principal Balance Per Borrower......................      $         6,181
      Number of Loans (Promissory Notes)......................................              176,988
      Average Outstanding Principal Balance Per Loan..........................      $         3,313
      Weighted Average Interest Rate..........................................                 4.51%

C.    Distribution of Student Loan Portfolio by Loan Type as of October 31, 2002

                                                                    Outstanding
                                                                      Principal
      Loan Type                                                         Balance             Percent
      ---------------------------------------------------------------------------------------------
      Stafford - Subsidized............................         $197,093,896.22                33.6%
      Stafford - Unsubsidized..........................          137,439,267.10                23.4%
      Stafford - Nonsubsidized.........................               10,441.98                 0.0%
      PLUS.............................................           39,227,924.63                 6.7%
      SLS..............................................               66,267.26                 0.0%
      Consolidation....................................           76,635,216.23                13.1%
      Alternative......................................          135,811,463.45                23.2%
                                                           ----------------------------------------
      Total............................................         $586,284,476.87               100.0%
                                                           ========================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of October 31,
      2002

                                                                    Outstanding
                                                                      Principal
      Interest Rate                                                     Balance             Percent
      ---------------------------------------------------------------------------------------------
      Less Than 3.00%..................................         $          0.00                 0.0%
      3.00% to 3.49%...................................         $183,597,405.52                31.3%
      3.50% to 3.99%...................................         $  1,545,801.77                 0.3%
      4.00% to 4.49%...................................         $181,741,911.15                31.0%
      4.50% to 4.99%...................................         $ 82,876,277.35                14.1%
      5.00% to 5.49%...................................         $ 34,892,492.62                 6.0%
      5.50% to 5.99%...................................         $ 39,436,462.63                 6.7%
      6.00% to 6.49%...................................         $ 13,419,804.71                 2.3%
      6.50% to 6.99%...................................         $ 21,574,452.79                 3.7%
      7.00% to 7.49%...................................         $  3,126,774.99                 0.5%
      7.50% to 7.99%...................................         $  8,961,515.10                 1.5%
      8.00% to 8.49%...................................         $  9,413,670.69                 1.6%
      8.50% or Greater.................................         $  5,697,907.55                 1.0%
                                                           ----------------------------------------
      Total............................................         $586,284,476.87               100.0%
                                                           ========================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of October 31, 2002

                                                                    Outstanding
                                                                      Principal
      Borrower Payment Status                                           Balance             Percent
      ---------------------------------------------------------------------------------------------
      School..............................................      $139,352,466.25                23.8%
      Grace...............................................        84,056,402.90                14.3%
      Repayment...........................................       280,489,276.78                47.8%
      Deferment...........................................        66,552,686.06                11.4%
      Forbearance.........................................        15,833,644.88                 2.7%
                                                           ----------------------------------------
      Total...............................................      $586,284,476.87               100.0%
                                                           ========================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of October 31, 2002

                                                                Percent by Outstanding Balance
                                                           ----------------------------------------
                                               Outstanding            Excluding
                                                 Principal         School/Grace        All Loans in
      Delinquency Status                           Balance         Status Loans           Portfolio
      ---------------------------------------------------------------------------------------------
      31 to 60 Days..................       $12,764,437.95                  3.5%                2.2%
      61 to 90 Days..................         7,281,082.05                  2.0%                1.2%
      91 to 120 Days.................         6,517,592.32                  1.8%                1.1%
      121 to 180 Days................         6,278,923.79                  1.7%                1.1%
      181 to 270 Days................         4,609,982.02                  1.3%                0.8%
      Over 270 Days..................         1,808,850.45                  0.5%                0.3%
      Claims Filed, Not Yet Paid.....         1,559,891.58                  0.4%                0.3%
                                         ----------------------------------------------------------
      Total..........................       $40,820,760.16                 11.2%                7.0%
                                         ==========================================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of October 31, 2002

                                                                    Outstanding
                                                                      Principal
      Guarantee Status                                                  Balance             Percent
      ---------------------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%..........................      $    979,527.85                 0.2%
      FFELP Loan Guaranteed 98%...........................       449,493,485.57                76.7%
      Alternative Loans Non-Guaranteed....................       135,811,463.45                23.2%
                                                           ----------------------------------------
      Total...............................................      $586,284,476.87               100.0%
                                                           ========================================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of October 31, 2002

                                                                    Outstanding
                                                                      Principal
      Guarantee Agency                                                  Balance             Percent
      ---------------------------------------------------------------------------------------------
      Education Assistance Corporation....................      $316,407,879.84                54.0%
      Great Lakes Higher Education Corporation............        89,199,717.21                15.2%
      California Student Aid Commission...................        13,842,181.76                 2.4%
      Student Loans of North Dakota.......................         9,617,930.58                 1.6%
      Texas GSLC..........................................         3,965,922.20                 0.7%
      Pennsylvania Higher Education Assistance Agency.....         5,489,837.69                 0.9%
      United Student Aid Funds, Inc.......................        11,048,324.82                 1.9%
      Other Guarantee Agencies............................           901,219.32                 0.2%
      Alternative Loans Non-Guaranteed....................       135,811,463.45                23.2%
                                                           ----------------------------------------
      Total...............................................      $586,284,476.87               100.0%
                                                           ========================================

I.    Fees and Expenses Accrued For / Through  October, 2002

                                                                     For The 10
                                                                   Months Ended
                                             October, 2002        Oct. 31, 2002
                                           ------------------------------------
      Servicing Fees.....................      $512,997.69        $3,791,322.16
      Treas Mgmt / Lockbox Fees..........        68,740.51            68,740.51
      Indenture Trustee Fees.............        13,229.87            95,410.63
      Broker / Dealer Fees...............       107,607.63           938,551.26
      Auction Agent Fees.................        10,819.01            78,560.62
      Other Permitted Expenses...........             0.00                 0.00
                                           ------------------------------------
      Total..............................      $713,394.71        $4,972,585.18
                                           ====================================

J.    Ratio of Assets to Liabilities as of October 31, 2002

                                                                         Amount
                                                           --------------------
      Total Indenture Assets.........................           $638,276,309.27
      Total Indenture Liabilities....................            629,210,244.52
                                                           --------------------
      Ratio..........................................                    101.44%
                                                           ====================

K.    Senior and Subordinate Percentages as of October 31, 2002

                                                                         Amount
                                                           --------------------

      Aggregate Values                                          $638,612,075.39
                                                           ====================
      Senior Notes Outstanding Plus Accrued Interest             548,933,673.94
                                                           ====================
      All Notes Outstanding Plus Accrued Interest                628,589,308.96
                                                           ====================
      Dividend Prerequisites:
        Senior Percentage (Requirement = 112%)                           116.34%
                                                           ====================
        Subordinate Percentage (Requirement = 102%)                      101.59%
                                                           ====================
        Available for Dividend - Excess (Shortage)
         Over Dividend Prerequisites                             ($2,549,019.75)
                                                           ====================